CONTACTS: Corporate Communications T - (412) 433-1300 E - media@uss.com	Emily Chieng Investor Relations Officer T - (412) 618-9554 E - ecchieng@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

United States Steel Corporation Reports Third Quarter 2024 Results

•Third quarter 2024 net earnings of $119 million, or $0.48 per diluted share.
•Third quarter 2024 adjusted net earnings of $140 million, or $0.56 per diluted share.
•Third quarter 2024 adjusted EBITDA of $319 million.

PITTSBURGH, October 31, 2024 – United States Steel Corporation (NYSE: X) reported third quarter 2024 net earnings of $119 million, or $0.48 per diluted share. Adjusted net earnings was $140 million, or $0.56 per diluted share. This compares to third quarter 2023 net earnings of $299 million, or $1.20 per diluted share. Adjusted net earnings for the third quarter 2023 was $350 million, or $1.40 per diluted share.
Commenting on the Company’s third quarter performance, U. S. Steel President and Chief Executive Officer, David B. Burritt said, “Third quarter adjusted EBITDA of $319 million demonstrated resilience in our business model despite the weaker average selling prices experienced across our operating segments. The North American Flat-Rolled segment continued to benefit from a strong commercial strategy that leveraged a diverse product mix and a purposeful increase in contracted volumes across the end markets we serve. Our Mini Mill segment, which was impacted by softening market pricing, delivered 11% EBITDA margins when adjusting for $40 million in one-time start-up costs for strategic projects. USSE earnings benefited from a one-time favorable adjustment related to CO2 allocations, which offset pressures from a challenging demand environment in Europe. Tubular earnings were weaker in the third quarter, as expected, reflecting lower benchmark prices.”
Commenting on the Company’s strategic initiatives, Burritt continued, “We are very pleased to announce that we achieved first coil at Big River 2 (“BR2”), with the Big River team expecting to begin shipments to customers during the fourth quarter. We are excited to highlight photos of BR2 in the investor presentation posted today on our website. Congratulations to the Big River team on safely delivering over $4 billion of growth capital investments, including the non-grain oriented (“NGO”) electrical steel line and the dual Galvalume® / Galvanized coating line. Coupled with our enhanced commercial strategy and recent investments

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made in the North American Flat Rolled segment, we look forward to building upon our more resilient earnings with increasing free cash flow.”
Commenting on the Company’s transaction with Nippon Steel Corporation, Burritt noted, “We continue to work towards closing by year-end. Importantly, in September, the Board of Arbitration ruled in favor of U. S. Steel under our basic labor agreement. We are also pleased to see additional commitments from Nippon Steel, which will build upon the existing benefits including the transfer of technologies and further innovations from Nippon Steel's $500 million annual R&D spending, to further strengthen the merits of the transaction. We look forward to delivering these benefits to all of our stakeholders, especially to our hardworking men and women in the Mon Valley and Gary plants, where Nippon Steel has committed to invest at least $1.3 billion, increasing the total capital commitment to at least $2.7 billion."
Q4 2024 Outlook
We expect fourth quarter adjusted EBITDA in the range of $225 million and $275 million. Our North American Flat-Rolled segment results should decrease slightly, driven largely by lower lagging average selling price expectations for the quarter. We expect an improvement in Mini Mill segment results, even after accounting for $25 million of related start-up and one-time construction costs at BR2, reflecting an expected improvement in average selling prices. In Europe, results are expected to be lower given the absence of the positive CO2 allocations and weak underlying demand and pricing conditions. Our Tubular segment results should be largely consistent with the third quarter.

Earnings Highlights
	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in millions, except per share amounts)	2024	2023	2024	2023
Net Sales	$3,853	$4,431	$12,131	$13,909
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$106	$225	$323	$449
Mini Mill	(28)	42	99	186
U. S. Steel Europe	7	(13)	13	25
Tubular	(4)	87	82	476
Other	3	7	(3)	(2)
Total segment earnings before interest and income taxes	$84	$348	$514	$1,134
Other items not allocated to segments	(36)	(71)	(131)	(104)
Earnings before interest and income taxes	$48	$277	$383	$1,030
Net interest and other financial benefits	(61)	(64)	(174)	(182)
Income tax (benefit) expense	(10)	42	84	237
Net earnings	$119	$299	$473	$975
Earnings per diluted share	$0.48	$1.20	$1.88	$3.86

Adjusted net earnings (a)	$140	$350	$557	$1,028
Adjusted net earnings per diluted share (a)	$0.56	$1.40	$2.21	$4.07
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$319	$578	$1,176	$1,809
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

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UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	993	1,036	1,030	1,045
Mini Mill	800	901	880	898
U. S. Steel Europe	802	852	818	910
U. S. Steel Europe (€/net ton)	730	783	753	840
Tubular	1,805	2,927	2,062	3,422

Steel shipments (thousands of net tons): (a)
Flat-Rolled	1,905	2,159	5,999	6,672
Mini Mill	602	561	1,732	1,807
U. S. Steel Europe	899	958	2,846	2,875
Tubular	110	104	333	346
Total steel shipments	3,516	3,782	10,910	11,700

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Mini Mill to Flat-Rolled	84	145	288	370
Flat-Rolled to Mini Mill	2	2	3	2
Flat-Rolled to Mini Mill (pig iron)	83	95	248	210
Flat-Rolled to USSE (coal)	—	174	258	632

Raw steel production (thousands of net tons):
Flat-Rolled	2,107	2,390	6,290	7,312
Mini Mill	732	693	2,174	2,201
U. S. Steel Europe	970	990	3,029	3,295
Tubular	159	111	422	411

Raw steel capability utilization: (b)
Flat-Rolled	63%	72%	63%	74%
Mini Mill	88%	83%	88%	89%
U. S. Steel Europe	77%	79%	81%	88%
Tubular	70%	49%	62%	61%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	114	132	378	375
Mini Mill	364	423	1,302	1,474
U. S. Steel Europe	27	24	82	66
Tubular	6	7	20	24
Other Businesses	—	—	—	—
Total	$511	$586	$1,782	$1,939
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 13.2 million net tons for Flat-Rolled, 3.3 million net tons for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million net tons for Tubular.

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UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in millions, except per share amounts)	2024	2023	2024	2023
Net Sales	$3,853	$4,431	$12,131	$13,909

Operating expenses (income):
Cost of sales	3,448	3,838	10,742	11,952
Selling, general and administrative expenses	104	118	328	320
Depreciation, depletion and amortization	235	230	662	675
Earnings from investees	(17)	(51)	(76)	(76)
Asset impairment charges	—	—	19	4
Restructuring and other charges	5	18	11	21
Other losses (gains), net	30	1	62	(17)
Total operating expenses	3,805	4,154	11,748	12,879

Earnings before interest and income taxes	48	277	383	1,030
Net interest and other financial benefits	(61)	(64)	(174)	(182)

Earnings before income taxes	109	341	557	1,212
Income tax (benefit) expense	(10)	42	84	237

Net earnings	119	299	473	975
Less: Net earnings attributable to noncontrolling interests	—	—	—	—
Net earnings attributable to United States Steel Corporation	$119	$299	$473	$975

COMMON STOCK DATA:
Net earnings per share attributable to United States Steel Corporation Stockholders
Basic	$0.53	$1.34	$2.10	$4.33
Diluted	$0.48	$1.20	$1.88	$3.86
Weighted average shares, in thousands
Basic	225,095	223,109	224,697	225,311
Diluted	254,060	253,070	254,124	255,080
Dividends paid per common share	$0.05	$0.05	$0.15	$0.15

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UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Nine Months Ended September 30,	Nine Months Ended September 30,
(Dollars in millions)	2024	2023
Increase (decrease) in cash, cash equivalents and restricted cash
Operating activities:
Net earnings	$473	$975
Depreciation, depletion and amortization	662	675
Asset impairment charges	19	4
Restructuring and other charges	11	21
Pensions and other postretirement benefits	(99)	(124)
Active employee benefit investments	51	20
Deferred income taxes	141	275
Working capital changes	(204)	227
Income taxes receivable/payable	(127)	(86)
Other operating activities	(216)	(276)
Net cash provided by operating activities	711	1,711

Investing activities:
Capital expenditures	(1,782)	(1,939)
Proceeds from sale of assets	3	4
Other investing activities	(5)	—
Net cash used in investing activities	(1,784)	(1,935)

Financing activities:
Issuance of long-term debt, net of financing costs	—	241
Repayment of long-term debt	(46)	(69)
Common stock repurchased	—	(175)
Other financing activities	(58)	(50)
Net cash used in financing activities	(104)	(53)

Effect of exchange rate changes on cash	4	(3)

Net decrease in cash, cash equivalents and restricted cash	(1,173)	(280)
Cash, cash equivalents and restricted cash at beginning of year	2,988	3,539

Cash, cash equivalents and restricted cash at end of period	$1,815	$3,259

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UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	September 30,	December 31,
(Dollars in millions)	2024	2023
Cash and cash equivalents	$1,773	$2,948
Receivables, net	1,649	1,548
Inventories	2,039	2,128
Other current assets	305	319
Total current assets	5,766	6,943

Operating lease assets	82	109
Property, plant and equipment, net	11,665	10,393
Investments and long-term receivables, net	830	761
Intangibles, net	421	436
Goodwill	920	920
Other noncurrent assets	949	889
Total assets	$20,633	$20,451

Accounts payable and other accrued liabilities	2,745	3,028
Payroll and benefits payable	321	442
Short-term debt and current maturities of long-term debt	163	142
Other current liabilities	223	336
Total current liabilities	3,452	3,948

Noncurrent operating lease liabilities	51	73
Long-term debt, less unamortized discount and debt issuance costs	4,068	4,080
Employee benefits	124	126
Deferred income tax liabilities	732	587
Other long-term liabilities	535	497
United States Steel Corporation stockholders' equity	11,578	11,047
Noncontrolling interests	93	93
Total liabilities and stockholders' equity	$20,633	$20,451

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS
	Three Months Ended September 30,				Nine Months Ended September 30,
(Dollars in millions)	2024		2023		2024		2023
Net earnings and diluted net earnings per share attributable to United States Steel Corporation, as reported	$119	$0.48	$299	$1.20	$473	$1.88	$975	$3.86
Restructuring and other charges	5		18		11		21
Stock-based compensation expense	10		14		37		37
Asset impairment charges	—		—		19		4
VEBA asset surplus adjustment	(9)		(6)		(21)		(36)
Environmental remediation charges	1		9		4		11
Strategic alternatives review process costs	18		16		59		16
Granite City idling costs	—		14		—		14
Other charges, net	2		1		1		2
Adjusted pre-tax net earnings to United States Steel Corporation	146		365		583		1,044
Tax impact of adjusted items (a)	(6)		(15)		(26)		(16)
Adjusted net earnings and diluted net earnings per share attributable to United States Steel Corporation	$140	$0.56	$350	$1.40	$557	$2.21	$1,028	$4.07
Weighted average diluted ordinary shares outstanding, in millions	254.1		253.1		254.1		255.1
(a) The tax impact of adjusted items for both the three and nine months ended September 30, 2024, and 2023 were calculated using a blended tax rate of 24%.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in millions)	2024	2023	2024	2023
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$119	$299	$473	975
Income tax (benefit) expense	(10)	42	84	237
Net interest and other financial benefits	(61)	(64)	(174)	(182)
Depreciation, depletion and amortization expense	235	230	662	675
EBITDA	283	507	1,045	1,705
Restructuring and other charges	5	18	11	21
Stock-based compensation expense	10	14	37	37
Asset impairment charges	—	—	19	4
Environmental remediation charges	1	9	4	11
Strategic alternatives review process costs	18	16	59	16
Granite City idling costs	—	14	—	14
Other charges, net	2	—	1	1
Adjusted EBITDA	$319	$578	$1,176	$1,809
Net earnings margin (a)	3.1%	6.7%	3.9%	7.0%
Adjusted EBITDA margin (a)	8.3%	13.0%	9.7%	13.0%
(a) The net earnings and adjusted EBITDA margins represent net earnings or adjusted EBITDA divided by net sales.

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PAST TWELVE MONTHS OF FREE AND INVESTABLE CASH FLOW
	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Total of the
(Dollars in millions)	2023	2024	2024	2024	Four Quarters
Net cash provided (used) by operating activities	$389	$(28)	$474	$265	$1,100
Net cash used in investing activities	(633)	(645)	(630)	(509)	(2,417)
Free cash flow	(244)	(673)	(156)	(244)	(1,317)
Strategic capital expenditures	425	468	468	346	1,707
Investable free cash flow	$181	$(205)	$312	$102	$390

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We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA and adjusted EBITDA margin, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: restructuring and other charges, stock-based compensation expense, asset impairment charges, VEBA asset surplus adjustment, environmental remediation charges, strategic alternatives review process costs, Granite City idling costs, tax impact of adjusted items and other charges, net (Adjustment Items). Adjusted EBITDA and adjusted EBITDA margins are also non-GAAP measures that exclude the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA, and adjusted EBITDA margin as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA, and adjusted EBITDA margin useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA, and adjusted EBITDA margin provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA, and adjusted EBITDA margin should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies.
We also present free cash flow, a non-GAAP measure of cash generated from operations after any investing activity and investable free cash flow, a non-GAAP measure of cash generated from operations after any investing activity adjusted for strategic capital expenditures. We believe that free cash flow and investable free cash flow provide further insight into the Company's overall utilization of cash. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information regarding the Company and Nippon Steel Corporation ("NSC") that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, the construction or operation of new or existing facilities or capabilities, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the proposed transaction between the Company and NSC, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding

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future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control. It is possible that the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s or NSC's historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and Form 10-K for the year ended December 31, 2023, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. All information in this report is as of the date above. The Company does not undertake any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations whether as a result of new information, future events or otherwise, except as required by law.
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2024-042
Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The Company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 25.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

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